Exhibit 99.1

OceanTech Acquisition I Corp. Announces

Delisting, Termination of Business Combination Agreement with Regentis Biomaterials Ltd. and

Subsequent Liquidation

New York – June 3, 2024 — OceanTech Acquisitions I Corp., a special purpose acquisition company (“OceanTech” or the “Company”) (Nasdaq: OTEC/OTECU/OTECW), announced that it did not complete its initial business combination and has terminated its Merger Agreement with Regentis Biomaterials Ltd. (“Regentis”). Therefore, the Company will dissolve and liquidate.

Delisting of the Company

On May 29, 2024, The Nasdaq Stock Market (“Nasdaq”) notified OceanTech Acquisitions I Corp., a Delaware corporation (the “Company”, “OceanTech” or “OTEC”), with registration number 333-273186, that The Nasdaq Hearings Panel (“Panel”) determined to delist the securities of the Company from Nasdaq due to the Company’s failure to comply with the terms of the April 18, 2024 decision by the Nasdaq Listing & Hearing Review Council in this matter. The Company expects that Nasdaq will file a Form 25 with the U.S. Securities and Exchange Commission (the “Commission”) to delist its securities, and that the delisting will become effective ten days after Nasdaq files the Form 25 with the Commission to complete the delisting. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

Termination of the Merger Agreement

On June 3, 2024, the Company sent a notice to Regentis stating that the Company terminates the Merger Agreement, effective immediately, in accordance with the provisions of Section 6.1(g) and 7.1(b) thereof. Since the date the Merger Agreement was signed, the listing application with Nasdaq in connection with the Transactions was not approved and the Merger Consideration was not listed on Nasdaq subject to official notice of issuance. The Company reserves the right to terminate the Merger Agreement on additional grounds as well. Capitalized terms not otherwise defined in this paragraph have the meanings ascribed to them in the Merger Agreement, and section references in this notice are references to sections of the Merger Agreement.

Dissolution and Liquidation of the Company

The Company’s existing certificate of incorporation dated as of May 27, 2021, as amended on December 1, 2022 by that certain First Amendment to the Amended and Restated Certificate of Incorporation, as further amended on May 30, 2023 by that certain Second Amendment to the Amended and Restated Certificate of Incorporation, and as further amended on September 5, 2023 by that certain Amendment to the Amended and Restated Certificate of Incorporation and as may be further amended (collectively, the “Existing OTEC Charter”) requires the Company to complete its initial business combination by June 2, 2024. The Company did not complete the initial business combination by June 2, 2024; therefore, the Existing OTEC Charter requires the Company to, and the Company will:

(i) cease all operations except for the purpose of winding up,

(ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and

(iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

All terms above not defined herein shall have the meaning under the Existing OTEC Charter.

The per-share redemption price for the class A common stock of the Company will be approximately $11.38 (the “Redemption Amount”). In accordance with the terms of the related trust agreement, the Company expects to retain $100,000 of the interest and dividend income from the Company’s trust account to pay dissolution expenses. The balance of the Company’s trust account, including the reduction for the dissolution expenses, as of May 31, 2024 was approximately $9,256,615.63. The number of remaining public shares of the Company as of May 31, 2024 was 812,715.

The Redemption Amount will be payable to the holders of the Company’s public shares upon presentation of their respective share or unit certificates or other delivery of their shares or units to the Company’s transfer agent, Continental Stock Transfer & Trust Company. Beneficial owners of the Company’s public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

After June 2, 2024, the Company shall cease all operations except for those required to wind up its business.

Cautionary Statement Regarding Forward-Looking Statements

This Filing is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Business Combination and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Filing. To the fullest extent permitted by law under no circumstances will Regentis, OceanTech, Merger Sub, Sponsor or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Filing, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Filing does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of OceanTech, Regentis or the Business Combination. Readers of this Filing should each make their own evaluation of OceanTech and Regentis and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Filing contains certain “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the potential Agreement, the completion of the Business Combination and the expected listing on Nasdaq, and OceanTech’s and Regentis’ expectations, plans or forecasts of future events and views as of the date of this Filing. OceanTech and Regentis anticipate that subsequent events and developments will cause OceanTech’s and Regentis’ assessments to change. These forward-looking statements, which may include, without limitation, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will”, “could,” “should,” “believes,” “predicts,” “potential,” “might,” “continues,” “think,” “strategy,” “future,” and similar expressions, involve significant risks and uncertainties (most of which factors are outside of the control of OceanTech or Regentis). Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (2) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the securities; (3) the risk that the Business Combination may not be completed by OceanTech’s business combination deadline; (4) the inability to complete the Business Combination, including but not limited to due to the failure to obtain approval of the stockholders of OceanTech or Regentis for the Merger Agreement, to satisfy the minimum net tangible assets and minimum cash at closing requirements, to receive certain governmental, regulatory and third party approvals or to satisfy other conditions to closing in the Merger Agreement; (5) the failure to achieve the minimum amount of cash available following any redemptions by OceanTech’s stockholders; (6) the inability to obtain or maintain the listing of OceanTech’s common stock on Nasdaq following the Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the Business Combination; (7) the effect of the announcement or pendency of the Business Combination on Regentis’ business relationships, operating results, and business generally; (8) risks that the Business Combination disrupts current plans and operations of Regentis; (9) the inability to realize the anticipated benefits of the Business Combination and to realize estimated pro forma results and underlying assumptions, including but not limited to with respect to estimated stockholder redemptions and costs related to the Business Combination; (10) the possibility that OceanTech or Regentis may be adversely affected by other economic or business factors; (11) changes in the markets in which Regentis competes, including but not limited to with respect to its competitive landscape, technology evolution, or regulatory changes; (12) changes in domestic and global general economic conditions; (13) risk that Regentis may not be able to execute its growth strategies; (14) the risk that Regentis experiences difficulties in managing its growth and expanding operations after the Business Combination; (15) the risk that the parties will need to raise additional capital to execute the business plan, which may not be available on acceptable terms or at all; (16) the ability to recognize the anticipated benefits of the Business Combination to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Regentis to grow and manage growth economically and hire and retain key employees; (17) risk that Regentis may not be able to develop and maintain effective internal controls; (18) the risk that Regentis may fail to keep pace with rapid technological developments to provide new and innovative products and services, or may make substantial investments in unsuccessful new products and services; (19) the ability to develop, license or acquire new products and services; (20) the risk that Regentis is unable to secure or protect its intellectual property; (21) the risk of product liability or regulatory lawsuits or proceedings relating to Regentis’ business; (22) the risk of cyber security or foreign exchange losses; (23) changes in applicable laws or regulations; (24) the outcome of any legal proceedings that may be instituted against the parties related to the Merger Agreement or the Business Combination; (25) the impact of the global COVID-19 pandemic and response on any of the foregoing risks, including but not limited to supply chain disruptions; and (26) other risks and uncertainties identified in the Form S-4, including those under “Risk Factors” therein, and in other filings with the SEC made by OceanTech. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of OceanTech’s Form S-4 and definitive proxy statement, Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q filed with the SEC with respect to the Business Combination, and other documents filed by OceanTech from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of factors is not exhaustive, are provided for illustrative purposes only, and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Forward-looking statements speak only as of the date they are made. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither OceanTech nor Regentis presently know or that OceanTech and Regentis currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. OceanTech and Regentis anticipate that subsequent events and developments will cause OceanTech’s and Regentis’ assessments to change. However, while OceanTech and Regentis may elect to update these forward-looking statements at some point in the future, OceanTech and Regentis specifically disclaim any obligation to do so. Neither OceanTech nor Regentis gives any assurance that OceanTech or Regentis, or the combined company, will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements, and they should not be relied upon as representing OceanTech’s and Regentis’ assessments as of any date subsequent to the date of this Filing.

About OceanTech Acquisitions I Corp.

OceanTech is a blank check company formed for the purposes of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, with a focus on companies in the technology industry. The Company is sponsored by Aspire Acquisition LLC.

Contacts

Investor Relations

Lena Cati

The Equity Group, Inc.

(212) 836-9611

lcati@equityny.com